Net results of financial transactions (Tables)	12 Months Ended
Dec. 31, 2017
Net results of financial transactions
Schedule of net results of financial transactions

	Consolidated Group
Skr mn	2017	2016	2015
Derecognition of financial instruments not measured at fair value through profit or loss:
Available-for-sale financial assets	-17	—	—
Loans and receivables	16	4	-42
Financial assets or liabilities at fair value through profit or loss:
Designated upon initial recognition (FVO)	-326	-2,779	4,526
Held-for-trading	278	2,699	-4,324
Financial instruments under fair-value hedge accounting:
Net results of the hedging instrument	-999	-693	-290
Net results of the hedged item	946	661	536
Currency exchange-rate effects on all assets and liabilities excl. currency exchange-rate effects related to revaluation at fair value	0	-2	-6

Total net result of financial transactions	-102	-110	400